UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         MARCH 24, 2006 (MARCH 20, 2006)
                Date of Report (Date of earliest event reported):


                          AMERICAN PALLET LEASING, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                     000-29519                   33-0889194
(State of incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)


                 950 N. MILWAUKEE #328, GLENVIEW, ILLINOIS 60025
          (Address, including Zip Code, of Principal Executive Offices)


       Registrant's telephone number, including area code: (847) 390-7999

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On March 20, 2006, the Company announced James Jeffrey has tendered his resignation as a Director effective March 20, 2006. Mr. Jeffrey's resignation was not because of a disagreement with the Registrant, known to an executive officer of the Registrant, on any matter relating to the Registrant's operations, policies or practices.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

          EXHIBIT NO.          DESCRIPTION

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AMERICAN PALLET LEASING, INC.

                                     By: /s/James Crigler

                                         James Crigler,
                                         President and Chief Executive Officer

March 24, 2006